UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K
_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2008

ACES WIRED, INC.
(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	333-96589 Commission File Number	88-0514502 (I.R.S. Employer Identification No.)

12225 Greenville Avenue, Suite 861, Dallas, Texas (Address of principal executive offices)		75243 (Zip Code)

Registrant’s telephone number, including area code:  (214) 261-1963

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On November 26, 2008, Aces Wired, Inc. (the Company) was notified by Weaver and Tidwell, L.L.P., the Company’s independent registered public accounting firm, that it was resigning immediately as a consequence of the previously announced indictments of the Company and certain of its directors, officers and employees that were recently filed in Bexar County, Texas and Tarrant County, Texas. Weaver and Tidwell’s reports on the Company’s financial statements during the past two fiscal years ending on October 28, 2007 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years and the subsequent interim periods preceding such resignation, there were no disagreements within the meaning of Item 304(a)(iv) of Regulation S-K between the Company and Weaver and Tidwell, and there have been no events of the sort described in such Item 304(a)(v). The Company has provided Weaver and Tidwell with a copy of the disclosures contained in this Item 4.01 of Form 8-K, and Weaver and Tidwell has provided to the Company a copy of a letter addressed to the U.S. Securities and Exchange Commission (the SEC) stating whether Weaver and Tidwell agrees with the statements made herein. A copy of Weaver and Tidwell’s letter dated December 2, 2008 is attached hereto as Exhibit 16.1.

The Company has not engaged a new independent registered public accounting firm.

Item 8.01 Other Events.

On November 26, 2008, the Company’s board of directors authorized a plan to immediately suspend its ongoing reporting obligations with the SEC. The Board authorized this action in light of the resignation of Weaver and Tidwell and to help preserve working capital the Company needs to finance its operations and defend against the criminal and civil cases affecting it and certain of its directors, officers and employees by avoiding the substantial costs associated with continued reporting to the SEC and compliance with the Sarbanes-Oxley Act of 2002. The Company has determined that the number of holders of its common stock is materially below the 300 shareholder minimum set forth in Section 15d-6 of the Securities Exchange Act of 1934.

On November 25, 2008, a civil case scheduled to begin on December 1, 2008 in the 408th Judicial District Court in Bexar County, regarding the forfeiture of certain cash, bank deposits and other of the Company’s property seized by authorities on May 21, 2008, was non-suited by the plaintiff without prejudice. However, the plaintiff, the State of Texas, gave notice to the Company of its intent to otherwise seek forfeiture of the seized property pursuant to 18.18 of the Code of Criminal Procedure.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter From Weaver and Tidwell, L.L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2008

ACES WIRED, INC.

By:	/s/ Kenneth R. Griffith
Kenneth R. Griffith
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

16.1	Letter From Weaver and Tidwell, L.L.P.